Exhibit 1A-10

POWER OF ATTORNEY

OF

SLINGSHOT USA, LLC

  The Company’s Power of Attorney is presented in our Form 1-A/A dated October 25, 2022 under the caption “Exhibit 1A-10” and which are incorporated herein by reference.

https://www.sec.gov/Archives/edgar/data/1893768/000121465922012616/ex1a10.htm